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                                                        EXHIBIT 10.9

LEASE BETWEEN

HOLLAND CENTER, L.L.C., LANDLORD

AND

YOU TOOLS CORPORATION, TENANT

FOR COMMERCIAL SPACE IN

HOLLAND CENTER


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                                 TABLE OF CONTENTS

1.   PREMISES..................................................................1
2.   TERM......................................................................1
3.   RENT......................................................................2
4.   SECURITY DEPOSIT..........................................................2
5.   ADDITIONAL RENT...........................................................2
6.   UTILITIES AND SERVICES....................................................3
7.   RENEWALS AND OPTIONS......................................................3
8.   PREPARATION OF THE PREMISES...............................................3
9.   ACCEPTANCE OF THE PREMISES................................................4
10.  USE OF THE PREMISES.......................................................4
11.  MAINTENANCE AND REPAIRS...................................................4
12.  ALTERATIONS AND IMPROVEMENTS..............................................5
13.  TENANT'S EQUIPMENT, FURNITURE AND TRADE FIXTURES..........................6
14.  ASSIGNMENT AND SUBLETTING.................................................6
15.  COMPLIANCE WITH LAWS......................................................8
16.  RULES AND REGULATIONS.....................................................8
17.  DAMAGE CAUSE..............................................................8
18.  CONDEMNATION AND EMINENT DOMAIN...........................................9
19.  DEFAULT..................................................................10
20.  LANDLORD'S RIGHT AND REMEDIES............................................11
21.  LANDLORD'S REMEDIES CUMULATIVE; EXPENSES.................................13
22.  USE OF SECURITY DEPOSIT..................................................13
23.  ESTOPPEL CERTIFICATES....................................................13
24.  MECHANIC'S LIENS.........................................................14
25.  NOTICES..................................................................14
26.  RESERVATION OF RIGHTS BY LANDLORD........................................14
27.  LANDLORD'S RIGHT OF ENTRY................................................15
28.  ATTORNMENT...............................................................16
29.  MORTGAGE PRIORITY........................................................16
30.  QUIET ENJOYMENT..........................................................16
31.  ABANDONMENT..............................................................16
32.  SURRENDER................................................................16
33.  HOLDING OVER.............................................................17
34.  WAIVER OF CLAIMS AND LANDLORD'S LIABILITY................................17
35.  LANDLORD'S OBLIGATIONS...................................................18
36.  INDEMNIFICATION OF LANDLORD..............................................18
37.  TENANT'S INSURANCE.......................................................19
38.  NO WAIVER................................................................21
39.  ENVIRONMENTAL LAWS.......................................................21
40.  JURY TRIAL WAIVER........................................................22


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41.  FORCE MAJEURE............................................................22
42.  INTERPRETATION...........................................................22
43.  RECORDING OF LEASE.......................................................23
44.  SALE OR LEASE OF PREMISES................................................23
45.  BROKERAGE COMMISSIONS....................................................23
46.  AMENDMENT TO LEASE.......................................................24
47.  APPROVAL OF LEASE BY LANDLORD............................................24
48.  EXISTING LEASE...........................................................24
49.  ENTIRE AGREEMENT.........................................................24
ACKNOWLEDGMENTS...............................................................24
EXHIBIT A - DIAGRAMMATIC FLOOR PLAN...........................................25
EXHIBIT B - LEASE SUMMARY.....................................................26
EXHIBIT C - FLOOR PLAN SKETCH..................................................
EXHIBIT D - WORK TO BE DONE BY LANDLORD REGARDING TENANT IMPROVEMENTS........ 28
EXHIBIT E - RULES & REGULATIONS...............................................29
EXHIBIT F - TENANT'S OPTION TO RENEW LEASE....................................34


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THIS LEASE AGREEMENT made this 15 day of June 1999 between Holland Center
L.L.C., a limited liability company existing by virtue of the laws of the State of New Jersey, and having an address c/o Philip Collins, 287 Hopewell-Amwell Road, Hopewell, NJ 08525, hereinafter called the Landlord, and You Tools Corporation having an address of Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, PA 18017, hereinafter called the Tenant:

                                     WITNESSETH

For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Landlord and Tenant hereby agree as follows:

          1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all terms and conditions of this Lease, those certain premises set forth on the floor plan attached hereto as Exhibit "A" and by this reference made a part hereof as fully as if set forth herein (hereinafter called the "Leased Premises"). Said Leased Premises are located in that certain building (hereinafter called the "Building") which is situated on that certain parcel of land (said parcel of land together with the Building and all other improvements located thereon are hereinafter referred to as the "Parcel") located at and known as

          2.     TERM.

                 2.1. The Term of this Lease shall be as set forth in the Lease Summary and shall commence on the earlier to occur of (I) the date Landlord delivers possession of the Leased Premises to Tenant or (ii) the Target Commencement Date set forth in the Lease Summary (hereinafter referred to as the "commencement date") which Lease Summary is attached hereto as Exhibit B and by this reference made a part hereof as fully as if set forth herein. Landlord shall give notice to Tenant of the commencement date, said notice to be made at least seven (7) days prior to the commencement date set forth in such notice. The parties hereto acknowledge and agree that the Term of this Lease shall not commence until possession of the Leased Premises is delivered to Tenant. The term of this Lease shall terminate on the earlier of (i) five (5) years from the commencement date, or (ii) the earlier termination of this Lease pursuant to the terms and conditions of this Agreement.

                 2.2. The parties hereto agree to execute a memorialization, to be prepared by Landlord, setting forth (I) the name and address of the parties hereto; (ii) the exact date on which the term of this Lease commenced; and (iii) the termination date of this Lease.

                 2.3. If the Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises within six (6) months from the Target Commencement Date as set forth in the Lease Summary, then either party shall have the right to terminate this Agreement and neither party shall be liable to other for any harm or damage suffered or alleged to be suffered as a result thereof.


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          3.     RENT.

                 3.1. Tenant shall pay rent (hereinafter called "Basic Rent") for the Leased Premises to the Landlord in accordance with the provisions of the Lease Summary. Said Basic Rent to be due and payable on the first day of each month during the Term of this Lease, except that if the commencement date occurs on a day other than the first day of a month, then the Basic Rent for the fraction of the month starting with the commencement date shall be paid on said commencement date prorated on the basis of the actual number of days in said month. The Basic Rent shall be payable to Landlord, without deduction or offset in lawful money of the United States of America at the address for Landlord set forth in the Lease Summary or to such other person or such other place as Landlord may from time to time designate in writing.

                 3.2. If Tenant shall fail to make any payments required to be paid by Tenant hereunder within five (5) days after such payments are due and payable, including but not limited to payments of Rent, Additional Rent (as set forth in Article 5 herein) and replenishment of Security, the Tenant shall be charged and shall be obligated to pay interest on such monies at the rate of ten (10%) percent per annum.

          4. SECURITY DEPOSIT. Tenant shall deposit with Landlord such amount as set forth in the Lease Summary as a security deposit for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease satisfactory to the Landlord. Said security deposit shall be returned to the Tenant, without interest, after the expiration of the Lease term, provided the Tenant has fully and faithfully performed all such conditions and covenants. Landlord shall have the right to use such security deposit to cure any default of the Tenant. If Landlord so applies any part of said deposit, Tenant shall, on demand, promptly restore said security to its original amount.

          5.     ADDITIONAL RENT.

                 5.1. Tenant hereby acknowledges that in addition to the payment of Basic Rent, Tenant shall pay as additional rent ("Additional Rent") an amount equal to Tenant's proportionate share of common area expenses and all charges for, inter alia, services and utilities charged, assessed to, or used by Tenant, and any other charges as shall become due and payable hereunder.

                 5.2. Tenant's "proportionate share" of common area expenses shall mean and refer to that percentage arrived at by dividing the number of rentable square feet leased by the Tenant by the total rentable square feet within the Parcel. The parties hereto acknowledge that Tenant's proportionate share at the execution of this Lease is as set forth in the Lease Summary.


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                 5.3. "Common area expenses" shall mean and refer to the total of all costs and expenses paid or incurred by Landlord with respect to, inter alia, the management, operation, insurance (including but not limited to rent abatement insurance and hazard and liability insurance), supplies, wages, professional fees, maintenance and repair, taxes, assessments and improvements in regard to the Parcel (excepting those charges directly attributable to a particular Tenant). For those costs and expenses incurred by Landlord which the Landlord must expense over a period of years, the common area expense chargeable to the Tenant shall be an amount equal to the amount expensed during the term of this Lease as such costs and expenses are expensed by the Landlord.

                 5.4. Tenant shall pay Additional Rent on the first day of each month in accordance with the provisions of the Lease Summary.

                 5.5. Within ninety (90) days following the end of each year of the Lease Term, and at the end of the Lease term, a fair and equitable adjustment shall be made with respect to any payments due from Tenant for the preceding period, on the basis of the actual cost to the Landlord of such items of Additional Rent.

          6.     UTILITIES AND SERVICES.

                 6.1. The Tenant shall arrange with the provider or supplier thereof for all utilities required or needed to service the Leased Premises.

                 6.2. The Landlord shall have no liability for any disruption or delay in any of the utilities or services provided to Tenant or the Leased Premises for any reason whatsoever. Landlord shall have no liability for any damage or personal injury caused by the disruption or delay of such utilities or services, for any reason whatsoever.

          7. RENEWALS AND OPTIONS. Provided no default of Tenant under the Lease has previously occurred, Tenant is hereby granted and shall have an option to extend the term of this Lease as set forth in Exhibit "F" - Tenant's Option to Renew Lease, and to lease additional space as set forth in Exhibit "G" Tenant's Option to Lease Additional Space, which Exhibits F and G are by this reference made a part hereof as fully as if set forth herein.

          8. PREPARATION OF THE PREMISES. Before the commencement date, Landlord will prepare the Leased Premises for the Tenant's occupancy to substantially conform with the floor plan and suite layout sketch attached hereto as Exhibit "C" and by this reference made a part hereof as fully as if set forth herein. The Landlord will furnish and install at its cost and expense those improvements shown on the Schedule of Tenant Improvements annexed hereto as Exhibit "D" and by this reference made a part hereof as fully as if set forth herein. Any additional improvement work desired by the Tenant shall be performed in accordance with Exhibit "D". The Tenant shall submit to the Landlord for approval any proposed improvement


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work to be done by the Tenant, and no such alterations or improvements shall be made in the Leased Premises without the Landlord's prior written consent.

          9. ACCEPTANCE OF THE PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises, Building or the Parcel or with respect to the suitability or fitness of them for the conduct of Tenant's business or for any other purposes. The taking of possession or use of the Leased Premises by Tenant shall conclusively establish that the Leased Premises and the Landlord's Building were at such time in satisfactory condition and in conformity with the provisions of this Lease in all respects.

          It is further understood that usual and necessary construction activity by Landlord in completion or alteration of the Parcel and improvements thereto do not and will not invalidate or affect this Lease or any rights hereunder, nor be grounds for Tenant asserting constructive eviction.

          10. USE OF THE PREMISES. Tenant shall use the Leased Premises only for those purposes set forth in Exhibit "E" - Rules and Regulations, attached hereto and by this reference made a part hereof as fully as if set forth herein.

          11.    MAINTENANCE AND REPAIRS.

                 11.1. BY TENANT. The Tenant covenants and agrees throughout the term of the Lease, at Tenant's own cost and expense, to keep and maintain the Leased Premises in good substantial order, state, and condition as at the commencement date, reasonable wear and tear excepted, and shall, at its own cost and expense, make all repairs and perform all maintenance necessary to keep the Leased Premises in good condition and repair. The term "repairs" shall include all necessary replacements, alterations, and additions. All repairs shall be equal in quality and class to the original work. The necessity for, and adequacy of, repairs pursuant to this Section shall be measured by the standard which is appropriate for buildings of similar construction and class. Said repairs and maintenance shall include, but necessarily be limited to, the following:

                         11.1.1.    PAINTING AND DECORATING. The Tenant shall
do all painting and decorating necessary to keep the Leased Premises in good condition and repair.

                         11.1.2.    GLASS.  The Tenant shall replace at the
Tenant's own expense any and all glass in the Leased Premises which may become damaged or destroyed.

                         11.1.3.    LIGHTING FIXTURES.  The Tenant shall
replace the lamps and fluorescent tubes, and shall maintain and/or replace all defective blasts, in all interior lighting


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fixtures, whether provided by the Landlord or the Tenant, and in all exterior fixtures provided by the Tenant.

                 11.2. BY LANDLORD. Landlord shall be responsible for the performance of all maintenance and repairs to the common areas of the Parcel and all building structures and exteriors, roofs, parking areas, paving and landscaping.

          12.    ALTERATIONS AND IMPROVEMENTS.

                 12.1. Tenant shall make no alterations, changes, or improvements in or to the Leased Premises without the prior written consent of the Landlord. Tenant shall be responsible for the total cost and expense of all alterations, changes and improvements made by or on behalf of the Tenant. Any such alterations, changes or improvements shall not interfere with the mechanical, electrical, air conditioning and plumbing systems and fixtures, serving any portions of the Leased Premises or Building. At least thirty (30) days prior to making any alteration, change or improvements, Tenant shall supply to Landlord a detailed drawing and specifications of the alteration, change or improvement to be made. Tenant shall, at its sole cost and expense, obtain all required permits, approvals, and certificates required by all Governmental authorities in regard to such alterations, changes or improvements. Tenant shall deliver to Landlord promptly upon its receipt duplicates of all such approvals. Tenant shall carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as required by law and in amounts no less than may be reasonably required by Landlord. Tenant agrees to do such work in such manner as not to interfere with or impair the use of other portions of the Parcel by Landlord and other Tenants of the Parcel, and if necessary to prevent such interference or impairment, to do work after business hours even though more expense may be incurred thereby. Contractors and subcontractors doing Tenant's work may be of Tenant's choice but subject to Landlord's prior written approval, which approval Landlord agrees not to unreasonably withhold or delay. Tenant will inform Landlord, in writing, of the names of such contractors and subcontractors at least one week prior to the commencement of such work.

                 12.2. All alterations, changes and improvements shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Leased Premises. All property permitted or required to be removed by Tenant at the end of the Term remaining on the Leased Premises after the termination date shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Leased Premises by Landlord at Tenant's expense.

          13.    TENANT'S EQUIPMENT, FURNITURE AND TRADE FIXTURES.

                 13.1. Tenant shall have the right to install, at its own expense, such equipment, furniture, and trade fixtures, as it considers necessary or advisable in the conduct of

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its business. Provided the Tenant is not in default hereunder, Tenant shall have the right to remove all such equipment, furniture, and trade fixtures.

                 13.2. In the event that Tenant removes any or all of said equipment, furniture, and trade fixtures, Tenant shall pay all cost and expenses of any such removal and shall leave the Leased Premises in as good a state and condition as they were at the commencement of the initial Term of this Lease, reasonable wear and tear excepted. If Tenant fails to make such repairs, Landlord shall have the right to do so for and on behalf of and at the expense of Tenant, and Tenant covenants and agrees to forthwith fully pay on demand to the Landlord the cost of all such expenditures so made by Landlord.

                 13.3. In the event that Tenant abandons any such equipment, furniture, and trade fixtures, such equipment, furniture, and trade fixtures so abandoned shall, at the election of Landlord, become the property of the Landlord, or in the event that Landlord elects not to retain said equipment, furniture or trade fixtures, Landlord shall have the right to remove the same or any part thereof and charge Tenant the reasonable costs of such removal and or storage.

14.  ASSIGNMENT AND SUBLETTING.

                 14.1. Tenant expressly covenants that it shall not by operation of law or otherwise assign, sublet, mortgage, or encumber this Lease, or any part thereof, or permit the Leased Premises to be used by others without the prior written consent of Landlord in each instance. Any attempt to do so by Tenant shall be void. The consent by Landlord to any assignment, mortgage, encumbrance, subletting or use of the Leased Premises by others shall not constitute a waiver of Landlord's right to withhold its consent to any subsequent assignment, mortgage, encumbrance or use of the Leased Premises by others. Without the prior written consent of Landlord, this Lease and the interest of Tenant herein or any assignee of Tenant herein, shall not pass by operation of law, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee of Tenant.

                 14.2. In no event shall any assignment or subletting to which Landlord may consent, release or relieve Tenant from its obligations to fully perform all of the terms, covenants, and conditions of its Lease on its part to be performed.

                 14.3. If Tenant requests Landlord's consent to an assignment of this Lease or a subletting of all or any part of the Leased Premises, Tenant shall submit to Landlord:

                         (a) the name of the proposed assignee or subtenant;

                         (b) a copy of the proposed assignment or subletting
                             agreement;

                         (c) the nature of the proposed Tenant's business; and

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                         (d) such information as to its financial
responsibility and general reputation as Landlord may reasonably require.

                 14.4. Upon the receipt of such request and information from Tenant, Landlord may approve same or;

                         (a)        cancel and terminate this Lease, if the
request is to assign this Lease or to sublet all of the Lease Premises or, if the request is to assign or sublet a portion of the Leased Premises only, to cancel and terminate this Lease with request to such portion;

                         (b)        to grant said request with the
understanding and agreement that any monies received by Tenant in excess of the Basic Rent and Additional Rent (prorated to that portion of the Leased Premises so sublet or assigned) set forth herein shall be paid to Landlord.

                 14.5. In the event Landlord shall cancel this Lease, Tenant shall surrender possession of the Leased Premises, or the portion of the Leased Premises which is the subject of the request in accordance with the provisions of this Lease relating to surrender of the Leased Premises.

                 14.6. In the event that Landlord shall consent to a sublease or assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. An executed copy of each sublease or assignment and assumption of performance by the sublessee or assignee, on Landlord's standard form, shall be delivered to Landlord within twenty (20) days prior to the commencement of occupancy set forth in such assignment or sublease. No such assignment or sublease shall be binding on Landlord, and the same shall be void, until Landlord has received and approved such copies as required herein.

                 14.7. If this Lease is assigned or sublet with the consent of Landlord, or occupied by anyone other than Tenant, Landlord may collect the rents and the other sums to be paid as mentioned in this Lease from said assignee, subtenant or occupant or anyone else, and apply the net amount collected to the rents and other sums and payments to be paid by Tenant, and Tenant shall be and remain liable for the payment of any deficiency arising under the terms, covenants, conditions, agreements, and provisions as provided in this Lease. The collection by Landlord from any assignee, subtenant, occupant or anyone else, shall not be deemed a waiver of this covenant, or release or discharge Tenant from its obligation to any said rents and other sums specified in this Lease.

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          15. COMPLIANCE WITH LAWS. Tenant covenants that throughout the Term of this Lease, at Tenant's sole cost and expense, Tenant shall promptly comply with all present and future statutes and ordinances and orders, rules and requirements of all Federal, State, County and Municipal governments, and all legally constituted authorities and all appropriate departments, bureaus, commissions, boards and offices thereof, and with any directions or orders of any public officer or offices, which shall impose any duty or obligation upon the Tenant with respect to the Leased Premises or the use or occupancy thereof. Tenant further covenants that throughout the Term of this Lease, at Tenant's sole cost and expenses, Tenant shall promptly comply with the orders, rules and regulations of the Board of Fire Underwriters where the Leased Premises are situate, or any other governmental body now or hereafter constituted, exercising similar functions. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the Parcel.

          16. RULES AND REGULATIONS. The rules and regulations regarding the Leased Premises, affixed to this lease "Exhibit E" attached hereto and by this reference made a part hereof as fully as if set forth herein, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents, invitees and licensees. The Landlord reserves the right to rescind any presently existing rules applicable to the Parcel, and to make such other and further reasonable rules and regulations as in its judgment may from time to time be desirable for the safety, care and cleanliness of the Parcel and its Tenants and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this Lease.

          17.    DAMAGE CAUSE.

                 17.1. If during the term hereof the Leased Premises shall be partially damaged (as distinguished from "substantially damaged", as that term is hereinafter defined) by fire or other casualty, Tenant shall immediately notify Landlord, and provided such damage is not caused by Tenant and subject to receipt by Landlord of insurance proceeds, Landlord shall forthwith proceed to repair such damage and restore the Leased Premises to substantially their condition at the time of such damage, but Landlord shall not be responsible for any delay which may result from any cause beyond Landlord's reasonable control. Landlord shall not have any obligation to repair or restore improvements, fixtures including trade fixtures), floor coverings, furnishing or decorative feature furnished by Tenant.

                 17.2. If during term hereof the Leased Premises shall be substantially damaged or destroyed by fire or other casualty, the Landlord shall have the option to cancel and terminate this Lease or to elect to have the Lease remain in full force and effect, and if Landlord so elects and provided such damage is not caused by Tenant and subject to receipt by Landlord of insurance proceeds, Landlord shall proceed with all reasonable dispatch to repair or rebuild the

Leased Premises to substantially their condition at the time of such damage or destruction (subject, however, to zoning laws and building codes then in existence), but Landlord shall not be responsible for any delay which may result from any cause beyond the Landlord's reasonable control. Landlord shall not have any obligation to repair or restore improvements, fixtures (including trade fixtures), floor coverings, furnishings or decorative features furnished by Tenant.

                 17.3. If Landlord's right of termination is exercised, this Lease and the term hereof shall cease and come to an end as of the date of said notification of election.

                 17.4. The terms "substantially damaged" and "substantial damage", as used in this Article, shall have reference to damage of such a character as cannot reasonably be expected to be substantially repaired within ninety (90) days from the time that such repair or restoration work would be commenced.

                 17.5. Notwithstanding anything herein to the contrary, the Tenant shall not be entitled to any credit, rebate, or adjustment in the Basic Rent or Additional Rent, unless and to the extent of rent abatement insurance proceeds received by Landlord.

                 17.6. Notwithstanding any provision herein to the contrary, Landlord shall not be obligated to repair the Leased Premises, Building or Parcel if the proceeds from any insurance award are insufficient to restore the Leased Premises, Building or Parcel to its condition as it existed immediately prior to such casualty.

          18.    CONDEMNATION AND EMINENT DOMAIN.

                 18.1. If the whole of the premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event the term of this Lease shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase and Tenant shall have no claim against Landlord for the value of any unexpired term of said Lease, and shall release unto Landlord any such claim it may have against the condemnor. In the event a portion only of the Leased Premises shall be so taken Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore, at its own expense, the portion not taken and this Lease shall remain in effect but the rent shall be adjusted accordingly.

                 18.2. In the event of any total or partial taking of the Leased Premises or the Building or any portion of the Parcel, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest in or to any such award or any part thereof and hereby waives all right against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made for Tenant's fixtures, equipment and relocation expenses.

                 18.3. If the Leased Premises or the building are declared unsafe by any duly constituted authority having the power to make such determination or are the subject of a violation notice or notice requiring repair or reconstruction, Landlord, at its option, may terminate this Lease and in such event, Tenant shall immediately surrender said premises to Landlord and thereupon this Lease shall terminate.

          19. DEFAULT. Each of the following, whether occurring before or after the commencement date, shall be deemed a Default by Tenant and a breach of this
Lease:

               (a) the filing of a petition by or against Tenant for adjudication as a bankrupt, or for reorganization, or for arrangement under any bankruptcy act;

               (b) The commencement of any action or proceeding for the dissolution or liquidation of Tenant, whether instituted by or against Tenant, or for the appointment of a receiver or trustee of the property of Tenant under any state or federal statute for relief of debtors;

               (c) The making by Tenant of an assignment for the benefit of creditors;

               (d) The suspension of business by Tenant or any act by Tenant amounting to a business failure;

               (e) The filing of a tax lien or a mechanic's lien against any property of Tenant;

               (f) Tenant's causing or permitting the Leased Premises to be vacant, or abandonment of the Leased Premises by Tenant for a period in excess of ten (10) days;

               (g) failure by Tenant to pay Landlord when due the Basic Rent or Additional Rent or any other sum by the time required by the terms of this Lease;

               (h) The assignment, subletting, mortgaging, or encumbering by Tenant of the Leased Premises without the prior written consent of Landlord;

               (I) failure by Tenant to perform or comply with any of the terms, covenants, agreements, or conditions of this Lease on the part of Tenant to be performed, or if any representations of Tenant are untrue.

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          20. LANDLORD'S RIGHT AND REMEDIES. Upon the occurrence of any such event of default set forth above and without any additional notice except as may be set forth in this Article:

               20.1. Landlord may, on behalf of Tenant, cure any such default of Tenant and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith, plus eighteen (18%) percent per annum interest from the date of any such expenditure.

               20.2. Landlord may accelerate all Basic rent and Additional rent due for the balance of the term of this Lease and declare the same to be immediately due and payable.

               20.3. Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five
(5) days after the date of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the term hereof granted, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration and the term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Leased Premises, and Landlord may enter into and repossess the Leased Premises and remove all occupants thereof, and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, including but not limited to Tenant's obligation to pay Basic Rent and Additional Rent, whether or not the Leased Premises shall be relet.

               20.4. Landlord may, at any time after occurrence of any event of default, re-enter the Leased Premises with or without due process of law, take possession of all building, improvements, additions, alterations, equipment and fixtures thereon, and eject all parties in possession thereof therefrom, using such force for that purpose as may be necessary including the changing of the locks, without being liable to any prosecution for said re-entry or the use of such force, and, without terminating this Lease, at any time and from time to time to relet the Leased Premises or any part or parts thereof for the account of Tenant or otherwise, receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession of the Leased Premises, including costs, expenses and attorneys' fees, and for placing the same in good order and condition or preparing, altering or repairing the same for reletting, and all other expenses, commissions and charges, including attorneys' fees and brokerage, paid, assumed or incurred by Landlord in connection with reletting the Leased Premises, and then to the fulfillment of the covenants of Tenant.

               20.5. Landlord shall have the right, as agent for Tenant, to take possession of any furniture or fixtures of Tenant found upon the Leased Premises after taking possession of same pursuant to this Section and sell the same at any private or public sale and apply the proceeds to any amount due Landlord. Tenant waives any notice, execution or levy in connection therewith.

               20.6. Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided, and if the Landlord shall become compelled to commence any action or proceeding prior to such default being remedied by the Tenant, all sums paid by the Landlord for expenses of any such action or proceeding, including reasonable counsel fees, shall be paid by the Tenant to the landlord on demand and may be collectable by Landlord as rent hereunder.

               20.7. Landlord may retain, as partial damages, any Basic Rent, Additional Rent, Security Deposit, or monies received by it from Tenant or others on behalf of Tenant.

               20.8. No act or thing done by Landlord shall be deemed to be an acceptance of Tenant's surrender of the Leased Premises, unless Landlord shall execute a written agreement of surrender with Tenant. Tenant's liability hereunder shall not be terminated by the execution of a new lease of the Leased Premises by Landlord. Tenant agrees to pay to Landlord, upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained. Separate actions may be maintained each month by Landlord against Tenant to recover the damages then due, without waiting until the end of the term to determine the aggregate amount of such damages. Tenant hereby expressly waives any and all rights of redemption granted by or under present or future laws in the event of the eviction of Tenant or Tenant being dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease.

21.  LANDLORD'S REMEDIES CUMULATIVE; EXPENSES.

               21.1. All rights and remedies of Landlord herein shall be cumulative, and none shall exclude any other right or remedy allowed by law. The failure of Landlord to insist in any one or more instance upon a strict performance of any covenant of this Lease or to exercise any option or right herein contained, shall not be construed as a waiver or relinquishment for the future of any such covenant, right or option, but the same shall remain in full force and effect. For the purpose of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums which mature hereunder.

               21.2. Tenant shall pay, upon demand, all of the Landlord's costs, charges, and expenses, including the fees of counsel, agents, and others retained by Landlord, incurred in enforcing Tenants' obligations and/or Landlord's rights hereunder.

22.  USE OF SECURITY DEPOSIT.

               22.1. In the event of a Default by Tenant in respect any of the terms, covenants or conditions of this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Basic Rent, Additional Rent or any other sum as to which Tenant is in Default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's Default in respect of any of the terms, covenants or conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.

               22.2. In the event of a sale or lease of the Parcel, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee, as the case may be, and Landlord shall thereupon be released by Tenant from all liability for the return of such Security Deposit. Tenant agrees to look to the new landlord solely for the return of the Security Deposit. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign and encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

          23. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon not less than ten (10) days prior written request by Landlord execute, acknowledge and deliver to Landlord a written statement certifying that this Lease Agreement is unmodified and in full force and effect (or that same is in full force and effect as modified, listing the instruments of modification), the dates to which the rent and other charges have been paid, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or assignee of any mortgage of Landlord's interest in any underlying lease or in the Building or the Leased Premises or Parcel. Failure of the Tenant to so execute such a certificate shall be a default of Tenant, and Landlord may then execute same on Tenant's behalf as Tenant's attorney-in-fact.

          24. MECHANIC'S LIENS. Tenant covenants and agrees, at its own cost and expense, to have any mechanic's notice of intention or mechanic's lien filed against the Parcel for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, discharged of record or bonded within thirty
(30) days after the filing or recording of same. In addition, Landlord may discharge the same either by paying the amount claimed to be due, by procuring the discharge of such notices or liens by deposit in court, by giving security, or in such other manner as is or may be prescribed by law. Any amounts paid by Landlord for any of the aforesaid purposes, and all reasonable counsel fees expended in procuring the discharge of such notices or liens, shall be repaid by Tenant to Landlord on demand, and if unpaid, shall be treated as Additional Rent. Nothing herein contained shall imply any consent or agreement on the part of Landlord to subject the Landlord's estate to liability under any mechanic's or construction lien law.

          25. NOTICES. Notices by either party to the other shall be in writing and shall be delivered personally or sent by registered or certified mail or overnight courier addressed to Landlord or Tenant at their respective addresses hereinabove set forth, or to such other address as either party shall hereafter designate by notice as aforesaid. All notices sent by registered or certified mail properly addressed shall be deemed served three (3) days after the date of mailing, except that notice of change of address shall not deemed served until received by the addressee. Notices sent by overnight courier or personal delivery shall be effective when delivered.

          26.  RESERVATION OF RIGHTS BY LANDLORD.

               26.1. Landlord hereby reserves to itself any and all rights available to it by statute, law, rule, ordinance or under this Lease including, but not limited to, the following rights which are reserved to Landlord for its purpose in operating the Parcel:

(a) the exclusive right to the use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

               (b) the right to change the name or street address of the Building without notice or liability to Tenant by Landlord;

               (c) the right to install and maintain a sign or signs on the exterior of the Building for any purpose whatsoever, including offering the premises for sale or for rent;

               (d)  the exclusive right to use the roof of the Building;

               (e) after the Tenant vacates the Leased Premises, the right to alter or otherwise prepare the Leased Premises for re-occupancy;

               (f) the right to lease space in the Building to anyone, or the right to grant to anyone the right to conduct any business or undertaking in the Building.

               26.2. The exercise by Landlord of said rights hereinabove reserved shall not render Landlord guilty of an eviction or disturbance of Tenant's use and possession, and Landlord shall not be liable therefore in any matter to Tenant.

          27.  LANDLORD'S RIGHT OF ENTRY.

               27.1. Tenant agrees to permit Landlord and Landlord's agents, employees and representatives to enter the Leased Premises at all reasonable times during normal business hours for the purposes of:

               (a) inspecting the Leased Premises;

               (b) making any repairs to the Leased Premises that Landlord is obligated or permitted to make under this Lease, and to perform any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body, or that the Landlord may reasonably deem necessary to prevent waste or deterioration in connection with the Leased Premises;

               (c) showing the Leased Premises to prospective buyers of the property;

               (d) showing the Leased Premises to prospective Tenants;

               (e) placing notices on or within the Leased Premises and to maintain the same, without hindrance or molestation.

               27.2. Landlord shall give Tenant reasonable prior notice before commencing any non-emergency repair or alteration to the Leased Premises.

               27.3. Nothing herein shall imply any duty upon the part of Landlord to do any such work.

               27.4. Landlord may, during the progress of any work in the Leased Premises, keep and store all necessary materials, tools and equipment in such manner upon the Leased Premises as not to unreasonably interfere with Tenant's business operations. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or any damages that Tenant may suffer or sustain by reason of making any repairs or the performance of any work in the Leased Premises in accordance with the provisions of Paragraph 27 hereof, or on account of bringing or storing any materials, supplies, and equipment into or upon the Leased Premises during usual business hours.

               27.5. Landlord or Landlord's authorized agents may enter upon the Leased Premises at any time in case of emergency without prior notice to Tenant.

               27.6. Landlord, in exercising any of its rights under this Section, shall not be deemed guilty of an eviction, partial eviction or disturbance of Tenant's use or possession of the Leased Premises and shall not be liable to Tenant for same.

          28. ATTORNMENT. Tenant covenants and agrees that if the leasehold interest of Landlord in the Parcel or any part thereof is terminated, Tenant will attorn to the then holder of the reversionary interest in the Parcel or such part thereof and will recognize such holder as Tenant's landlord under this Lease.

          29. MORTGAGE PRIORITY. This Lease shall not be a lien against the premises in respect of any mortgages that may now or hereafter be placed upon the property. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease by virtue hereof, and the Tenant agrees to execute any instruments, without cost, which further effect the subordination of this Lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this Lease, and the term hereof is hereby expressly limited accordingly.

          30. QUIET ENJOYMENT. Landlord covenants and agrees that, upon the performance by Tenant of all of the covenants, agreements, and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold, and enjoy the Leased Premises, subject to the terms and conditions of this Lease.

          31. ABANDONMENT. The Tenant shall not vacate or abandon the Leased Premises at any time during the Lease term.

          32. SURRENDER. Upon the termination of the Term or prior expiration of this Lease, Tenant shall peaceably and quietly quit and surrender to Landlord the Leased Premises, broom clean, in as good condition as they were on the commencement date, ordinary wear and tear excepted.

          33. HOLDING OVER. If Tenant holds possession of the Leased Premises beyond the termination date of the lease term, tenant shall become a Tenant from month-to-month at DOUBLE the monthly Basic Rent and Additional Rent Payable hereunder in the final month of the Lease Term, and upon all other terms and conditions of this lease, and shall continue to be such month-to-month Tenant until such tenancy shall be terminated by landlord or tenant and such possession shall cease. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Leased Premises beyond the expiration of the term, and Landlord, upon said expiration of the term shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the speedy repossession of the Leased Premises.

          34.  WAIVER OF CLAIMS AND LANDLORD'S LIABILITY.

               34.1. Landlord shall not be liable for, and Tenant hereby releases and relieves Landlord from all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss or interruption of business occurring to Tenant, in or about or arising out of the Parcel including but not limited to the following:

               (a) any fire, other casualty, accident, occurrence or condition in or upon the Parcel;

               (b) any defect in or failure of plumbing, sprinkling, electrical heating or air conditioning systems or equipment, or any other systems and equipment of the Leased Premises,

               (c) any steam, gas, oil, water, rain or snow that may leak into, issue or flow from any part of the Leased Premises or the Building from the drains, pipes or plumbing, sewer or other installation of same, or other installation of same, or from any other place or quarter;

               (d) the breaking or disrepair of any installations and equipment;

               (e)  the falling of any fixture or any wall or ceiling materials;

               (f)  broken glass;

               (g) latent or patent defects;

               (h) the exercise of any rights by Landlord under the terms and conditions of this Lease;

               (I) any acts or omissions of the other Tenants or occupants of the Building or of nearby buildings;

               (j)  any acts or omissions of the other persons;

               (k) any acts or omissions of Landlord, its agents, servants and employees; and

               (l) theft, Act of God, public enemy, injunction, riot, strike, national emergency, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Leased Premises.

               34.2. For the purposes of this Article, the terms "Landlord" and "Tenant" shall mean and refer to their respective agents, employees, invitees, guests and representatives.

               34.3. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of the Landlord in the Building of which the Leased Premises form a part for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any condition of this Lease by Landlord.

          35. LANDLORD'S OBLIGATIONS. Landlord's obligations under this Lease Agreement shall be binding upon Landlord only for the period of time that Landlord is in ownership of the building; and, upon termination of that ownership, Tenant, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder.

          36.  INDEMNIFICATION OF LANDLORD.

               36.1. Tenant shall indemnify, hold harmless and defend Landlord from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims, or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in anyway connected with, and Landlord shall not be liable to Tenant on account of;

               (a) any failure by Tenant, its agents, servants, employees, invitees or licensees, to perform any of the agreements, terms, covenants, or conditions of this Lease required to be performed by Tenant;

               (b) any failure by Tenant, its agents, servants, employees, invitees or licensees, to comply with any statutes, ordinances, regulations or orders of any governmental authority;

               (c) any damage to persons or property caused by moving property in or out of the Building, or by the installation or removal of furniture or other property in or out of the Building, or by the installation of removal or furniture or other property caused by Tenant, its agents, servants, employees, invitees or licensees;

               (d) any accident, death or personal injury, damage or loss or theft of property, which shall occur in or about the Parcel as the result of the occupancy, use, or presence in such Parcel by Tenant, or its agents, servants, employees, invitees and licensees, except as same may be caused solely by the willful act or gross negligence of the Landlord, its employees and agents.

               36.2. Any such expense shall be deemed Additional Rent, due on the first day of the next calendar month after it is incurred.

          37. TENANT'S INSURANCE. Tenant covenants, at its sole cost and expense, but for the mutual benefit of Landlord and Tenant, to maintain throughout the Lease Term:

               37.1. LIABILITY. Personal injury and property damage liability insurance against claims for bodily injury, death, or property damage occurring on, in, or about the Leased Premises, Building, and Parcel. Such insurance shall afford minimum protection, during the term of this Lease, of not less than $500,000 in respect of bodily injury or death to any one person, of not less than $1,000,000 in respect of any one accident, and of not less than $500,000 for property damages.

               37.2. CASUALTY. Tenant shall obtain fire and casualty insurance on the Leased Premises in an amount of not less than Two Hundred Thousand Dollars ($200,000.00) and in form and from an insurer acceptable to Landlord.

               37.3. Tenant shall furnish to the Landlord or its mortgagee such evidence of insurance, as called for herein, as the Landlord or its mortgagee may, from time to time, request. Upon failure at any time on the part of Tenant to procure and deliver to Landlord evidence of such insurance indicating the premium has been paid and the insurance is in effect, Landlord shall be at liberty, from time to time, as often as such failure shall occur, to procure such insurance and to pay the premium therefor. Any sums paid for insurance by Landlord shall be and become, and are hereby declared to be Additional Rent hereunder for the collection of which Landlord shall have all the remedies provided for in this Lease or by law for the collection of rent. Payment by Landlord of such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release the default of Tenant with respect thereto. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a default hereunder entitling Landlord to exercise any or all of the remedies as provided in this Lease in the event of default.

               37.4. All policies of insurance provided for in this Section hereof shall name Landlord as an additional named insured. If required by mortgagee, such policies shall also be payable to the mortgagee as the interest of such mortgagee may appear. The loss, if any, under any such insurance policies shall be adjusted with the insurance companies by Landlord, and its mortgagee, if any. Each such policy shall contain a provision, if available and obtainable, that no act or omission of Tenant shall affect or limit the obligations of the insurance company to pay to Landlord the amount of any loss sustained. Such policy shall further contain a provision that the policy may not be canceled without ten (10) days prior written notice to the Landlord and ten
(10) days written notice to any mortgagee, to whom a loss thereunder may be payable.

               37.5. At least fifteen (15) days prior to commencement of the Term, a certificate evidencing coverage of such policies therefor shall be delivered by Tenant to Landlord and at least thirty (30) days before each of such policies shall expire, Tenant shall deliver a certificate evidencing renewal of such coverage.

               37.6. NEGATIVE COVENANTS OF TENANT. Tenant agrees that it will not do or suffer to be done, any act, matter or thing objectionable to fire, hazard or liability insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Parcel or any part thereof, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant receives possession hereunder. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent, any and all increase or increases or premiums on insurance carried by Landlord on the Leased Premises, or any part thereof, or on the Building of which the Leased Premises may be a part, caused in any way by the occupancy of Tenant.

               37.7. MUTUAL WAIVER OF SUBROGATION. Landlord hereby waives any and all rights of recovery against Tenant for or arising out of damage to or destruction of the Parcel and any other property of Landlord from causes then insured under standard fire and extended coverage insurance policies or endorsements to the extent that its insurance policies then in effect permit such waiver. If at any time during the Term any insurance carrier which shall have issued a policy to either of the parties covering the Leased Premises or any of the property of Tenant, shall refuse to consent to the waiver of the right of recovery with respect to any loss payable under such policy, or if such carrier shall consent to such waiver only upon the payment of an additional premium (unless such additional premium is voluntarily paid by one of the parties hereto), or shall cancel a consent previously given, or shall cancel or threaten to cancel any policy previously issued and then in full force and effect, then in any such event, the waiver in this Section shall thereupon be of no further force and effect as to the loss, damage or destruction covered by such policy except as hereinafter provided. If, however, at any time thereafter such consent shall be obtained therefor from any existing or any substitute insurance carrier, the waiver hereinabove provided for shall again become effective.

          38.  NO WAIVER.

               38.1. Failure of either party to complain of any act or omission on the part of the other party, no matter how long same may continue, shall not be deemed a waiver by said party of any of its rights hereunder. No waiver by either party at any time expressed or implied, of a breach of any provision of this Lease shall be deemed waiver of a breach of any other provision or a consent to any subsequent breach of the same or any other provision. The consent to or approval of any action on any one occasion by either party hereto shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. Any and all rights and remedies which either party may have under this Lease or by operation of law by reason of a breach by the other party shall be distinct, separate, and cumulative, and shall not be deemed inconsistent with any other right or remedy and any two or more or all of such rights and remedies may be exercised at the same time. Acceptance by either party of any of the benefits of this Lease with knowledge of any breach thereof by the other party shall not be deemed a waiver by the party receiving the benefit of any rights or remedies to which it is entitled hereunder by law.

               38.2. The receipt by Landlord of the Basic Rent and Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Basic Rent or a lesser amount of the Additional Rent then due shall be deemed to be other than on account of the earliest stipulated amount then due, nor shall any endorsement or statement on any check or any letter or other instrument accompanying any check or payment as Basic Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Basic Rent or Additional Rent or pursue any other remedy provided in this Lease.

               38.3. The failure of Landlord to enforce any of the Rules and Regulations as may be set by Landlord from time to time against Tenant or against any other Tenant in the Building shall not be deemed waiver of any such Rule or Regulation.

          39.  ENVIRONMENTAL LAWS.

               39.1. Tenant shall, at Tenant's own expense, comply with any and all applicable environmental laws, including but not limited to the New Jersey Spill Compensation and Control Act and Industrial Site Recovery Act. Tenant shall comply with the Industrial Site

Recovery Act, N.J.S.A. 13:1K-6 et seq. and the regulations promulgated thereunder ("ISRA") in line with the closing, termination or transfer of Tenant's operation at the Premises. Tenant shall also provide all information within Tenant's control requested by Landlord or the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection ("NJDEP") and Tenant shall promptly execute any affidavits requested by Landlord should the information contained therein be found by Tenant to be complete and accurate. Tenant shall only bear that part of the costs of ISRA compliance which are applicable to Tenant's or Tenant's employees, agents, invitees, licensees, or contractors or any of their discharges of hazardous substances or wastes at the Premises during the Lease Term and any extensions or renewals hereof. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all costs, expenses and liability arising out of the provisions of this Article, which obligation shall survive the termination of this Lease.

          40. JURY TRIAL WAIVER. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or any claim, injury or damage, or any emergency or statutory remedy.

          41. FORCE MAJEURE. If the Landlord is prevented from performing any of its obligations hereunder by reason of any Act of God or any other reason beyond the reasonable control of the Landlord including, but not limited to, governmental preemption in connection with a national emergency or any rule, order or regulation, weather, strikes, unavailability of materials, building moratorium or governmental approvals or the absence thereof, this Lease and Tenant's obligation to pay Basic Rent and Additional Rent hereunder shall in no way be affected, impaired or excused, and the Landlord's time to perform shall be extended by a time equal to the amount of such delay.

          42.  INTERPRETATION.

               42.1. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of covenants.

               42.2. No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative with all other remedies in law or equity as otherwise specifically provided.

               42.3. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only, and are not be deemed part of or to be used in construing this Lease.

               42.4. The covenants, agreements, obligations and representations, herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of Landlord, its successors and assigns, and, where appropriate, its agents, servants, invitees, employees and guests and Tenant, its successors and assigns and, where appropriate, its agents, servants, invitees, employees and guests except as otherwise provided herein; provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained.

               42.5. This Lease has been executed and delivered in the State of New Jersey and shall be construed in accordance with the laws of the State of New Jersey.

               42.6. Landlord has made no representations or promises with respect to the Leased Premises or the Parcel except as expressly contained herein. Tenant has inspected the Leased Premises and agrees to take the same in an "as is" condition, except as otherwise expressly set forth. Landlord shall have no obligation, except as herein set forth, to do any work in and to the Leased Premises to render them ready for occupancy and use by Tenant.

               42.7. If any part or provision of this Lease is found to be void or unenforceable, the remaining provisions shall, nevertheless, be binding with the same effect as though the void or unenforceable provision was deleted.

          43. RECORDING OF LEASE. Tenant shall not record this Lease or a memorandum thereof.

          44. SALE OR LEASE OF PREMISES. It is agreed that, if any time the Landlord shall sell or lease the Parcel, Landlord shall be entirely free, relieved, released, and discharged of all future obligations and liabilities for the performance of the terms, covenants, conditions, and provisions of this Lease, for the balance of the Term of this Lease and any renewals or extensions thereof, and of and under the covenant of quiet enjoyment, effective from the date of said sale or lease and the assumption in writing by the purchaser or lessee of Landlord's obligations under this Lease, a copy of which assumption document shall be provided to Tenant, and the said purchaser or lessee does hereby covenant and agree to perform all the terms, covenants and conditions of this Lease that the Landlord hereunder has agreed to perform under the terms of this Lease.

          45. BROKERAGE COMMISSIONS. Tenant and Landlord warrant to each other that the only real estate broker involved in the within Lease is the real estate broker set forth in Paragraph 10 of the Lease Summary. If any claim for brokerage commission or other compensation on account of this Lease herein shall be made by any other broker, the party dealing with such other broker shall either pay such claim promptly or shall give written notice of its intention to defend such claim. Such defense shall be made by such party at its own expense and such party shall thereafter promptly pay any final judgment rendered in favor of a claimant on account of brokerage commissions or other compensation in connection with this Lease.

          46. AMENDMENT TO LEASE. No change, modification, extension or termination of any of the terms, provisions, covenants, promises or conditions of this Lease Agreement shall be effective unless made in writing and signed by all parties thereto.

          47. APPROVAL OF LEASE BY LANDLORD. This Lease is unenforceable unless approved in writing by Landlord within ten (10) days of the date hereof.

          48. EXISTING LEASE. Upon execution of this Lease by both parties, the existing Lease between Xanadu Associates, L.L.C., Landlord, and You Tools Corporation, Tenant, for space Holland Center, dated 28 March 1997, shall become null and void.

          49. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms thereof. No additions, changes or modifications, renewals or extensions hereof shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first written.

WITNESS:                                 LANDLORD:
                                         HOLLAND CENTER, L.L.C.

/s/ Whitney Collins                       By: /s/ Phillip Collins
-------------------------------               ------------------------------
                                              Philip Collins, Manager

                                          TENANT:

                                          YOU TOOLS CORPORATION

/s/ Rafe Scheinblum                       By: /s/ Sonny Hunt
-------------------------------               ------------------------------
                                              Sonny Hunt, President

/s/ Rafe Scheinblum                       By: /s/ Stanley F. Bielicki
-------------------------------               ------------------------------
                                              Stanley F. Bielicki, Secretary

EXHIBIT A - DIAGRAMMATIC FLOOR PLAN

EXHIBIT B - LEASE SUMMARY

1.     Tenant:  You Tools Corporation

2.     Leased Premises:     Unit 2 + Telephone Room in Holland Center
       County Route 519 and Spring Garden Road, Holland Twp., New Jersey

                      (See Exhibit A to Lease)

3.     Total Rentable Area of Leased Premises: 1689 sq. ft.

4.     Proportion of Tenant's Rentable Area to Total Building Rentable Area:
       1689 sq. ft./ 10,812 sq. ft. = 15.62%.

5.     Lease Term: Five (5) years.

6. Annual Basic Rent: $[*] monthly) increasing annually at the rate of inflation as measured by the Consumer Price Index (CPI). As used herein, the CPI shall be the Index published by the U.S. Dept. of Labor, Bureau of Labor Statistics, for All Urban Consumers, New York-Northeastern New Jersey, All Items. On each annual anniversary date, the Basic Rent shall be increased by [*], which increase shall be adjusted upon publication of the CPI for the appropriate month. In no case shall the Annual Basic rent be less than $[*].

       Additional Rent: Payments against Additional rent shall be paid monthly and in accordance with Section 5 of the Lease. Payments against Additional Rent for the first year of the Lease Term shall be $[*] monthly). At the end of each calendar year the Landlord shall determine its expenses for the prior year in accordance with Section 5 of the Lease and the Additional rent for the past calendar year shall be adjusted accordingly. Payments against Additional rent for each subsequent year of the Lease Term shall be at the adjusted rate of the previous year.

7. Occupancy Date: At execution of the Lease Agreement by both parties.

       Rent Commencement Date, Additional Rent: The first day of the month following the Occupancy Date.

       Rent Commencement Date, Basic Rent: The first day of the month following the commencement of Additional Rent.

8.     Security Deposit; $[*] + $[*] = $[*] x [*] = $[*] - $[*] = $[*].

9. Tenant's Option to Renew Lease: One (1) @ Five (5) years. See Exhibit F to Lease.

10.    Real Estate Broker: None.

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

11. Addresses for Payments and Notices:

       Landlord:  Holland Center, L.L.C., c/o Philip Collins
                     287 Hopewell-Amwell Road, Hopewell, NJ 08525

       Tenant:  You Tools Corporation, c/o Sonny Hunt, President
                Two Courtney Place, Suite 130, 3864 Courtney Street Bethlehem PA 18017

Landlord:                                 Tenant:

Holland Center, L.L.C.                    You Tools Corporation

By: /s/ Philip Collins             By: /s/ Sonny Hunt
    -------------------------          ---------------------------
    Philip Collins, Manager               Sonny Hunt, President

MEMORANDUM OF ACTUAL OCCUPANCY, RENT COMMENCEMENT AND
EXPIRATION DATES:

Date of Occupancy:  15 June 1999
                    --------------------

Date of Commencement of Additional Rent: 1 July 1999
                                         --------------------

Date of Commencement of Basic Rent: 1 August 1999
                                    --------------------

Date of Expiration of Lease: _______________________ 14 June 2004

EXHIBIT D - WORK TO BE DONE BY LANDLORD REGARDING TENANT
              IMPROVEMENTS.

None.

EXHIBIT E - RULES & REGULATIONS

The following Rules and Regulations are in addition to and supplementary to any rules and regulations set forth elsewhere in the text of the Lease Agreement:

1.     USE OF PREMISES.

1.1 The Tenant shall only use the leased premises for the installation and maintenance of communications equipment, office space, and related retail use and shall not permit the premises to be used for any other purpose without Landlord's prior written consent, which may be withheld for any reason or for no reason.

1.2 All uses and purposes are to be subject to and in compliance with all Federal, State, County, Township and Municipal statutes, laws, ordinances, codes, and orders.

1.3 The Tenant shall not use, or permit the use of, any part of the leased premises for any purpose which will increase existing insurance rates, or cause a cancellation of any insurance policy, on the building or any part of the building in which the leased premises are located, nor shall the Tenant permit any article about the leased premises which may be prohibited by the standard extended coverage form of fire insurance policy. Tenant, at its sole expense, shall comply with all insurance company requirements necessary to maintain reasonable fire insurance. Tenant shall not bring in, store, test or use any materials which could cause or produce fire, explosion, fumes or vapor.

1.4 Tenant shall not cause any part of the leased premises to be used in any manner so as to impair the structural strength of the building or suffer to be installed in the building any machinery or apparatus the weight or vibration of which could tend to injure or impair the structure or foundation thereof.

1.5 No portion of the leased premises shall be used as a dwelling, habitation or sleeping quarters by Tenant or any other person or persons, nor shall Tenant or any other person or persons permit the presence or maintenance about the leased premises of any bird or animal. Cooking within or about the leased premises is prohibited.

1.6 Tenant shall not conduct, or permit any other person or persons to conduct, any auction upon the leased premises; manufacture or store goods, wares or merchandise upon the leased premises without the prior written approval of the Landlord, excepting the usual supplies and inventory to be used by Tenant in the conduct of its business; permit the leased premises to be used for gambling; make any unusual noises or permit to be played any musical instrument, radio, television, recorded or wired music in such manner as to disturb or annoy other tenants; or permit any unusual or annoying odors to be produced upon the leased premises.

1.7 Waterclosets and urinals shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, ashes, paper or any other substances of any kind shall be placed in them.

2. ELECTRIC WIRING. All electric wiring done by the Tenant shall be connected as directed by Landlord, and no stringing or cutting of wires shall be allowed, except with prior written consent of Landlord. All wiring shall be performed only by licensed contractors approved by Landlord. If Tenant requires telephone, cable, wireless, burglar alarm or signal service, Landlord shall direct where and how all such connections and wiring for such service shall be introduced and run. Without such direction, no boring, cutting or installation of wires or cables is permitted. All wiring, whether exposed, concealed, in partitions, below floor, or above ceiling shall conform to any and all applicable codes.

3. ACCESS TO MECHANICAL AND ELECTRICAL EQUIPMENT. Whenever and wherever required by Landlord, Tenant shall provide to Landlord, its employees, agents and contractors, access to all mechanical and/or electrical equipment located in, or accessible from, the leased premises. Landlord shall make a reasonable effort to assure that such access does not interfere unduly with Tenant's use of the premises, but Landlord makes no guarantees and accepts no responsibility for loss or damage as the result of such interference unless due to Landlord's gross negligence.

4.     SIGNS AND ADVERTISING.

4.1 Tenant shall not place or permit to be placed on the windows, doors or exterior of the premises any sign, decoration, lettering, advertising matter or other thing of any kind without first obtaining Landlord's written approval therefor. Landlord's approval shall be based on drawings and documents submitted by the Tenant which fully describe the size, design, color, materials and methods of attachment. Landlord's approval may be withheld for any reasonable reason, including the impact of such sign, etc., on the other tenants in the building. Tenant further agrees to maintain such sign, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times.

4.2 All signs, etc., and lighting thereof shall be in compliance with applicable statutes, ordinances, codes and regulations. The Tenant shall be responsible for obtaining all required permits and approvals for the installation of such signs, etc., and lighting.

5. PROJECTIONS. No awnings or other projections shall be attached to the outside walls or roof of the Building without the prior written consent of the Landlord.

6. SIDEWALKS. The Tenant shall maintain the sidewalks in front of and adjacent to the demised premises, and the entryways to the demised premises, at all times free of all trash, debris, obstructions, ice and snow.

7. TRASH DISPOSAL. Tenant shall not dispose of trash other than by use of the dumpsters provided by the Landlord without Landlord's prior written consent. Trash shall be kept within the demised premises prior to being placed in the dumpsters. All trash shall be completely segregated in accordance with instructions and/or regulations issued by the Landlord and/or public authorities having jurisdiction, and shall be placed only in the dumpsters designated for each type of trash. All crates, boxes and cartons not used for the purpose of containing other trash shall be compacted prior to being placed in the dumpsters. No trash shall be placed on the ground surrounding the dumpsters, which area shall be kept neat and clean at all times. Any and all fines or other penalties imposed by the Township, Mercer County, or the trash hauler retained by the Landlord because of failure by the Tenant to satisfactorily maintain the dumpsters and the surrounding areas shall be the responsibility of the Tenant. Any and all such fines and/or penalties, if paid by the Landlord, shall be reimbursed to the Landlord by the Tenant as Additional Rent.

8.     RESPONSIBILITY FOR LOSS.

8.1 Landlord shall not be responsible to Tenant for any loss of property from the Leased Premises however occuring, or for any damage done to the effects of Tenant by any of Landlord's employees, or by any other person or any other cause.

8.2 Tenant assumes full responsibility for: (i) protecting the Leased Premises from theft, robbery and pilferage, (ii) keeping the Leased Premises secure, and
(iii) locking the doors in and to the Leased Premises. Any damage resulting from neglect of this clause shall be paid for by Tenant. All property belonging to Tenant, or any person in the Leased Premises, which is in the Building or the Leased Premises, shall be there at the risk of Tenant or other person only, and Landlord, Landlord's agents and employees shall not be liable for damage thereto or theft or misappropriation thereof.

9.     PARKING.

9.1 Tenant shall have the non-exclusive right to use in common with Landlord and other tenants of the Building and their employees and invitees the parking area provided by Landlord for the parking of passenger automobiles. Tenant agrees that it and its employees and invitees shall comply with such rules and regulations for use of the parking area as Landlord may from time to time prescribe. Landlord shall not be responsible for any damage to or theft of any vehicle in the parking area and shall not be require to keep parking spaces clear of unauthorized vehicles or to otherwise supervise the use of the parking area. Landlord reserves the right to change any existing or future parking area, roads or driveways, and may make any repairs or alterations it deems necessary to the parking area, roads and driveways, and to temporarily revoke or modify the parking rights granted to Tenant hereunder.

9.2 Tenant shall have no exclusive right to any parking spaces at the present time. However, if in the future the Landlord assigns a parking space or spaces to any other Tenant, the Landlord shall assign to Tenant a parking space or spaces on the same ratio of parking spaces to rental area that have been assigned to such other tenants.

10. TENANT'S ACCESS TO PREMISES. Tenant shall have access to the leased premises at all times. Landlord, however, shall have no obligation to provide services to the extent that such services by Landlord are not otherwise required to be provided outside of normal business hours or which conflict with applicable regulations. (Example: hours of operation of parking lot lighting.) However, in no case shall Landlord's failure to provide such services prevent Tenant's access to the leased premises.

11. ROOF RIGHTS. Tenant shall have the right to use the roof of the building of which the leased premises form a part for the installation and maintenance of an antenna and/or other related communications equipment. Such use shall be confined to the back (west) slope of the roof and to the roof area directly over the leased premises. Such roof-mounted equipment shall be of a size and location such that it will not be visible from routes 519 and 614. All roofing work shall be performed at the Tenant's expense by a roofing contractor specified by the Landlord. All work shall be performed in accordance with drawings and specifications approved in advance in writing by the landlord, such approval not to unreasonably withheld.

12.    EMERGENCY GENERATOR.

12.1 Tenant shall have the right to install a gas-fired emergency generator within the leased premises, at Tenant's sole cost and expense. Fuel shall be provided by the existing gas utility through the Tenant's existing meter. Such generator shall be located adjacent to the rear (west) exterior wall of the leased premises and shall be properly vented for combustion air and exhaust. Such generator shall be located in an enclosure with 2-hour fire-rated walls and ceiling (2 layers of 5/8" Firecode gypsum wall board on each side of wood or metal studs) with 2-hour rated hollow metal door and frame. Spaces between wall studs and ceiling joists shall be filled with sound-attenuation batts. No demising wall shall form a part of generator enclosure. Generator installation shall be in accordance with all applicable codes and regulations, and in accordance with drawings and specifications approved in advance in writing by the Landlord, such approval not to unreasonably withheld. Any and all increase in the cost of Landlord's casualty insurance as the result of such generator installation shall be reimbursed by Tenant to Landlord annually as such increase become due and payable.

12.2 Operation of emergency generator shall be limited solely to the duration of power outages of the public electric utility serving the building of which the leased premises form a part. Operation of the emergency generator for maintenance purposes shall be for the shortest possible duration and shall be conducted only outside normal business hours. Tenant shall supply Landlord with its schedule of maintenance operation.

13. AIR CONDITIONING EQUIPMENT. Tenant shall have the right to install additional air-conditioning equipment at Tenant's sole cost and expense. Such equipment shall be floor-mounted within the leased premises. Additional electric capacity to serve such equipment, if required, shall be at the sole cost of the Tenant. Installation of such equipment shall be in accordance with all applicable codes and regulations, and in accordance with drawings and specifications approved in advance in writing by the landlord, such approval not to be unreasonably withheld.

14.    WATER CONSERVATION.

14.1 Tenant acknowledges that water consumption is limited by prior Municipal approvals. Tenant agrees to make every reasonable effort to conform to every reasonable request by Landlord to conserve water. All fixtures installed by Tenant requiring the use of water shall be of the most water-conserving type, regardless of expense. Tenant shall install no refrigeration, ice-making, or other equipment of any sort requiring water for cooling.

14.2 If requested by Landlord, Tenant shall install at its sole cost and expense a water meter to meter Tenant's total water consumption. Tenant shall limit its use of water to 3000 gallons per month (100 gallons per day). Water consumption in excess of this amount shall constitute a default under the terms of the Lease.

EXHIBIT F - TENANT'S OPTION TO RENEW LEASE.

Tenant is hereby granted and shall, provided no default under the Lease has previously occurred, have an option to extend the term of this Lease for an additional five (5) year term. No such option shall exist if any default under the Lease has previously occurred. Such option shall only be exercised by written notification of the Landlord at least one (1) year prior to the expiration of the original lease term.

Basic Rent for the first year of the Renewal Term shall be equal to the Basic Rent for the last year of the original lease term, increased by the percentage increase in the Consumer Price Index (CPI) between the first month of the last year of the original lease term and the first month of the first year of the Renewal Term. For the Renewal Term the Basic Rent shall increase annually in accordance with the CPI as noted in Exhibit B, Item 6. In no case shall the Annual Basic Rent be less than $[*].

Additional Rent for the Renewal Term shall be adjusted annually in accordance with Exhibit B, Item 6.

All other terms and conditions of this Lease shall apply equally to the Renewal Term.



[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

RIDER NO. 1 TO LEASE BETWEEN HOLLAND CENTER, LLC, LANDLORD, AND
YOU TOOLS CORPORATION, TENANT:

This Rider to the Lease made this 15 day of June, 1999, by and between Holland Associates, LLC, whose mailing address is c/o Philip Collins, 287 Hopewell-Amwell Road, Hopewell, NJ 08525, hereinafter referred to as "Landlord", and You Tools Corporation, whose mailing address is Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, PA 18017, hereinafter referred to as "Tenant", Witnesseth: Landlord and Tenant hereby agree as follows:

1. In Section 2.2, line 2, after "Landlord" add: "and in conformity with this Lease Agreement".

2.     In Section 2.3, line 2, delete "six (6) months" and substitute: "one
(1) month". In line 4, delete "either party" and substitute: "Tenant". In line 4, delete "right" and substitute "option".

3. In Section 3.2, line 2, delete "five (5)" and substitute "ten (10".

4. In Section 4, lines 4 & 5, delete "satisfactory to the Landlord". In line 9, after "Tenant" add: "after 30 days prior written notice of same, unless default, in the opinion of Landlord, has created a real or potential threat to persons or property or is the result of a monetary breach of the Lease by the Tenant". In line 9, after "Landlord" add: "properly".

5. In Section 5.1, line 4, delete "inter alia". In line 5, after "utilities" add: "properly".

6. In Section 8, at the end of this Section add: "which shall not be unreasonably withheld".

7. In Section 9, at the end of the first paragraph, add: "Notwithstanding the above, however, Landlord represents and covenants that it is not aware of any condition relating to the leased premises such as would make premises unfit for Tenant's business and/or interfere with Tenant's business operations, as such business has been described in writing by Tenant to Landlord prior to the execution of this Lease Agreement."

8. In Section 9, at the end of the second paragraph, add: "Landlord agrees to take reasonable steps and actions to minimize any interference with Tenant's business."

9. In Section 10, at the end of this Section, add: "...herein, and any and all purposes reasonably related thereto, which do not conflict with applicable codes and regulations or with the business activities of existing tenants. Landlord represents that there is not such conflict between the businesses of other tenants and the business of the Tenant as described herein, to the best of landlord's knowledge and belief."

10. In Section 11.1, in line 3, delete "substantial".

11. In Section 11.2, at the end of this Section, add: "Any and all repairs, including without limitation, structural repairs hereunder, shall be completed by landlord as soon as reasonably possible so as to minimize interference with Tenant's business."

12. In Section 12.1, in line 3, at the end of the first sentence, add "...Landlord, but if such alterations conform to applicable codes and regulations and do not unreasonably interfere with the operations of other tenants or of the shopping center of which the leased premises form a part, and if such alterations are reasonably related to Tenant's business, the written consent of Landlord shall not be unreasonably withheld."

13. In Section 12.1, in line 15, at the end of the fifth sentence, add:
"...improvements, and Landlord will cooperate with Tenant to obtain same."

14. In Section 12.2, in line 2, after "installation", add: "and if they become non-removable fixtures".

15. In Section 12.2, in line 5, after "Leased Premises", add: "ten (10) days".

16. In Section 13.2, in line 9, before "cost", add: "reasonable". In line 9, after "such", add: "necessary".

17. In Section 13.3, in line 2, after "fixtures", add: "and after written notice fails to remove within 10 (ten) days".

18. In Section 14.1, in line 5 at the end of the first sentence, add: "which shall not be unreasonably withheld. Landlord and Tenant agree that reasonable causes for withholding of consent by Landlord include, but are not necessarily limited to, a) conflict with the business uses of other Tenants, whether or not such uses are exclusive by lease, b) interference with the activities and quiet enjoyment of other tenants and/or neighbors, c) the creation of possible danger to persons or property, d) the creation of problems of obtaining insurance or of insurance premium increase, e) conflict with applicable codes, regulations and authorities, including but not limited to municipal Zoning and Planning Boards."

19. In Section 14.1, in line 15 at the end of this Section, add" "However, for purpose of this Section, Tenant shall be free to assign the Lease or any part thereof, without restriction except as noted above, to a subsidiary, successor corporation, merged corporation and/or affiliate."

20. In Section 14.4, in line 2 after "or", add: "deny same if the Landlord's consent may be reasonably withheld or if there are substantial financial and economic reasons for Landlord's refusal."

21. In Sections 14.4 (a) and (b), omit these sections in their entirety.

22. In Section 14.5, line 1, delete "In the event Landlord shall cancel" and substitute "Upon Landlord's cancellation of".

23. In Section 15, at the end of this Section, add, "Landlord covenants that, with regard to the Leased premises, as of the date of signing of this Agreement and to the best of Landlord's knowledge and belief, it is in full compliance with any local, state and federal laws, rules, requirements and regulations."

24. In Section 16, at the end of this Section, add: "Notwithstanding the above, however, any such reasonable rules and regulations may not interfere with Tenant's quiet enjoyment of the leased premises."

25. In Section 17.1, in line 10 after "control", add: "provided Landlord has acted diligently."

26. In Section 17.2, in lines 3 and 5, after "Landlord" add "or Tenant".

27. In Section 17.3, in line 1, after "Landlord's" add "or Tenant's".

28. In Section 17.5, at the end of this Section, add: "...and Landlord represents that Landlord shall maintain such insurance throughout the term of the Lease."

29. In Section 17.6, add: "In the case of substantial destruction, Landlord shall give Tenant written notice within 60 days of Landlord's intent to rebuild or not. Landlord shall carry a minimum of $715,000 casualty insurance on the property throughout the term of the Lease."

30. In Section 19, in lines 1 & 2, delete: "...whether occurring before or...". In line 3, and the end of this Section, add: "...provided that, if such default poses no threat to persons or property or if such default is for non-payment of rent or other charges due under this Lease, Landlord gives written notice to Tenant of such default and provided that Tenant fails to cure such default within ten (10) days."

31. In Section 19.(d), add: "...for a period of thirty (30) days and for no valid business reason."

32.    In Section 19.(e), add: "...that is not removed within sixty (60) days."

33.    In Section 19.(f), add: "... for no valid business reason."

34. In Section 19.(h), add: "...which shall not be unreasonably withheld. Landlord and Tenant agree as noted in Item 18 above."

35. In Section 19.(I), add: "... and same result in a breach in the material terms of the lease."

36. In Section 20, line 2, after "forth", add: "in Section 19".

37 In Section 20.1, in line 4, delete "eighteen (18%)" and substitute "ten
(10%)".

38.In Section 20.2, add: "However, any such accelerated amount shall be reduced by Landlord's mitigation of damages, if any."

39. In Section 20.3, in lines 1 through 9, delete: "Landlord, at.....such notice" and substitute "Upon default".

40. In Section 20.3, in lines 22 and 23, delete: "whether or not the Leased premises are relet" and substitute: "subject, however, to Landlord's mitigation of damages, if any."

41. In Section 20.4, at the end of this Section, add: "and to the reduction of any and all payments, including accelerated payments, due by Tenant under the Lease after default."

42. In Section 20.5, add: "However, landlord shall give Tenant reasonable notice of any such disposition of Tenant's property."

43. In Section 21, in the title between "LANDLORD'S" and "REMEDIES" add: "AND TENANT'S".

44. In section 21.1, in line 1, after "Landlord" add: "and Tenant". In line 3 after "Landlord" add "or Tenant".

45. In Section 21.2, in line 1, before "Tenant", add: "If Tenant defaults". In line 2, after "Landlord's" add: "reasonable and necessary".

46. In Section 26.1.(a), in line 3 after "address", add: "and for any and all reasonable purposes related to its business".

47. In Section 26.1.(b), in line 2, delete "notice or". At the end of this Section, add: "provided Landlord gives Tenant sixty (60) days advance written notice of such change;".

48. In Section 26.1.(f), at the end of this Section, add: "provided same does not interfere with Tenant's quiet enjoyment and occupancy."

49. In Section 27.1, delete lines 1 through 4 and substitute: "Tenant agrees to permit Landlord and Landlord's agents, employees and representatives to enter the Leased premises as necessary during normal business hours with Tenant's escort, provided that 24 hours notice shall have first been given so do so, and provided that such notice or escort shall not be required if such entry in necessary, in the opinion of the Landlord, to prevent injury to persons or damage to property, for the purposes of:".

50. In Section 27.1.(d), at the beginning of this Section, add: "after default or during the last year of the Lease term,".

51. In Section 27.1.(e), at the end of this Section, add: "provided same does not interfere with Tenant's business".

52. In Section 27.2, delete this Section in its entirety.

53. In Section 27.3, at the beginning of this Section, add: "Unless otherwise stated herein,".

54. In Section 27.4, in line 5 before "Landlord", add: "Provided Landlord is not grossly negligent and exercises due diligence,"

55. In Section 27.5, in line 1 before "Landlord", add: "If necessary,". At the end of this Section, add: "provided, however, that a reasonable effort shall be made to give such prior notice."

56. In Section 29, at the end of this Section, add: "However, there shall be no interference with Tenant's quiet enjoyment or breach of this Lease by virtue or result of such subordination.

57. In Section 31, at the end of this Section, add: "accept as otherwise stated".

58. In Section 32, in line 4, delete "as good" and substitute "reasonably similar".

59. In Section 34.1, in line 1, before "Landlord", add: "Unless due to the gross negligence of Landlord and/or its agents,".

60. In Section 37.2, in line 3, after "($200,00.00)", add: "or up to the allowable insurable amount".

61. In Section 38.2, in line 3, after "breach", add: "unless otherwise agreed to in writing by Landlord and Tenant."

62. In Section 38.3, at the end of this Section, add: "unless otherwise agreed to in writing by Landlord and Tenant."

63. In Section 41, at the end if this Section, add: "provided Landlord acts with due diligence to correct and remedy such problems."

64. In Section 42.4, at the end of this Section, add: "which consent shall not be unreasonable withheld."

65. In Exhibit E - Rules and Regulations, in Section 1.4, add: "It is understood that Tenant has the right to make interior repairs and changes, and to install fixtures or improvements as may be necessary for Tenant's business, subject to obtaining the required building and occupancy permits and subject to the prior written approval of the Landlord, based upon documents completely describing the proposed repairs, changes, fixtures and/or improvements, which approval shall not be unreasonably withheld."

In Witness Whereof, the parties hereto have executed this Rider on the date first written:

Witness:                                      Landlord:  Holland Center, L.L.C.

/s/ Whitney Collins                            By: /s/ Philip Collins
                                               Phillip Collins, Manager

                                                 Tenant:  You Tools Corporation

/s/ Rafe Scheinblum                             By: /s/ Sonny Hunt
                                                    Sonny Hunt, President